UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):              June 22, 2011

Joy Global Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-09299	39-1566457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. Wisconsin Avenue, Suite 2780,
Milwaukee, WI 53202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:
414-319-8500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of  the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 22, 2011, Joy Global Inc. (“Joy Global”) filed a Current Report on Form 8-K reporting, among other things, that it had completed the acquisition of LeTourneau Technologies, Inc. (“LeTourneau”) from Rowan Companies, Inc. (“Rowan”), in accordance with the terms of the Stock Purchase Agreement, dated May 13, 2011, between Joy Global and Rowan (the “Agreement”).  Pursuant to the terms of the Agreement, Joy Global purchased from Rowan all of the outstanding shares of LeTourneau for an aggregate amount of $1.1 billion, subject to adjustment as provided in the Agreement.  The purchase price was funded through available cash resources and a new $500 million credit agreement.  The Company is filing this Amendment No. 1 to its Current Report on Form 8-K dated June 22, 2011 in order to provide the financial statements required by this Item 2.01 with respect to LeTourneau.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.

Consolidated Financial Statements of LeTourneau as of and for the year ended December 31, 2010 (audited) and Condensed Consolidated Financial Statements of LeTourneau as of March 31, 2011 and December 31, 2010, and for the three months ended March 31, 2011 and 2010 (unaudited), and related notes, are filed as Exhibit 99.1 to this report and incorporated herein by reference.

(b) Pro forma financial information.

Unaudited Pro Forma Combined Condensed Balance Sheet as of April 29, 2011, Unaudited Pro Forma Combined Condensed Statement of Income for the fiscal year ended October 29, 2010 and the six months ended April 29, 2011, showing the pro forma effects of Joy Global’s acquisition of LeTourneau, and related notes, are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(d) Exhibits.

23.1	Consent of Deloitte & Touche LLP.

99.1	Financial Statements of Business Acquired.

99.2	Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

JOY GLOBAL INC.

Date: September 2, 2011	By:	/s/ Ricky T. Dillon
Ricky T. Dillon
Vice President, Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm, of LeTourneau Technologies, Inc.

99.1
Audited historical consolidated financial statements of LeTourneau Technologies, Inc. and Subsidiaries as of and for the year ended December 31, 2010 and the unaudited condensed consolidated financial statements of LeTourneau Technologies, Inc. and Subsidiaries as of March 31, 2011 and December 31, 2010 and for the three months ended March 31, 2011 and 2010.

99.2
Unaudited pro forma combined condensed balance sheet as of April 29, 2011, unaudited pro forma combined condensed statement of income for the six months ended April 29, 2011, and the unaudited pro forma combined condensed statement of income for the twelve months ended October 29, 2010.